UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, Illinois			60606-2807
(Address of principal executive offices)			(Zip code)

Keith Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		312-525-7100

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1.  Reports to Stockholders.

SMA Relationship Trust

Annual Report | December 31, 2018

Includes:

– Series G

– Series M

– Series T

SMA Relationship Trust—Series G

February 13, 2019

Dear shareholder,

We present you with the annual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2018.

Portfolio performance

For the 12 months ended December 31, 2018, the Fund returned -14.77%. During the same period, its benchmark, the MSCI World ex USA Index (net) (the "Index"), returned -14.09%.

The Fund produced a negative absolute return and underperformed its benchmark, driven by negative stock selection in the industrials and energy sectors. The Fund used derivatives for the purpose of hedging currencies, and they were not used for taking active currency trades. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 5.)

Market overview

For the 12 months ended December 31, 2018, global equity markets generated a negative return. The year started the continuation of the uptrend that characterized 2017. However, sentiment turned negative towards the end of the year as a combination of increased trade investor protectionism in the US, slowing economic growth in China and political developments in Europe (namely budget negotiations between the Italian government and the European Union and the ongoing Brexit negotiations) hurt investor confidence and led to a weakening outlook for the global economic growth.

Volatility increased substantially from low levels in the previous year as investors' feared the end of the economic cycle. However, fundamentals remained solid, with declining unemployment and strong consumer confidence. In this scenario, defensive sectors outperformed cyclicals.

The US Federal Reserve Board (the "Fed") raised the federal funds rate four times during the reporting period, while the other major central banks left policy settings largely unchanged. Finally, oil, as measured by the price of Brent crude, declined. This was especially pronounced toward the end of the year as ongoing trade wars put pressure on the outlook for demand.

Portfolio commentary

What worked:

Stock selection in the communication services and financials sectors contributed to results, as did the Fund's overweight to the healthcare and energy sectors:

•  The Fund's holdings in the communication services sector significantly outperformed those in the Index during the reporting period. Within the sector, the Fund's overweights in Deutsche Telekom (Germany), Telenor (Norway) and Entertainment One (Canada) added the most value.

SMA Relationship Trust—
Series G

Investment objective:

Provide long-term capital
appreciation

Portfolio managers:

Scott Wilkin
Joe Elegante
UBS Asset Management
Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annual

SMA Relationship Trust—Series G

•  In the financials sector, the Fund's positions in ASR Nederland (Netherlands) and AIA Group (Hong Kong) contributed to results. Additionally, the Fund's underweights to BNP Paribas (France) and Deutsche Bank (Germany) also added value relative to the benchmark.

•  The Fund's holding in Sanofi (France), within the healthcare sector, was the main contributor to performance during the period. This was driven by the publication of strong results which showed earnings beating consensus estimates and earnings guidance that was stronger than previously announced. Elsewhere in the sector, the Fund's holdings in LivaNova (UK) and Shire (Ireland) also added value. In the case of the latter, the announcement of a takeover by Takeda Pharmaceutical supported the share price rally, and we sold our position in Shire during the reporting period.

•  Within the energy sector, the Fund's holdings in Equinor (Norway), Suncor Energy (Canada) and BP (UK) were also among the main contributors to performance. We sold the Fund's position in Suncor Energy during the reporting period.

What didn't work:

Stock selection in industrials, energy, consumer staples and materials detracted from results during the period:

•  The Fund's holdings in the industrials sector were the largest detractors from results. This was primarily driven by increased trade protectionism and the increase in tariffs that followed. In this regard, the Fund's holdings in Chiyoda (Japan), Minebea Mitsumi (Japan), Nabtesco (Japan), thyssenkrupp (Germany) and Ryanair (Ireland) were among the main detractors from results.

•  The Fund's holding in British American Tobacco (UK), within consumer staples, was the largest detractor from results over the period. This was driven by concerns over increased competition from new generation products, as well as increased regulatory pressure on menthol-flavored tobacco products, both of which weighed on its share price.

•  Some of the Fund's holdings in the energy sector detracted from results, as the price of crude oil sharply declined towards the end of the period. The main detractors within the sector were the Fund's holdings in Inpex Corporation (Japan), Paramount Resources (Canada) and Canadian Natural Resources (Canada).

•  Within the materials sector, the Fund's holdings in Lanxess (Germany) and Shin-Etsu Chemical (Japan) also detracted from results.

Outlook

The rate of acceleration in global economic growth has moderated as financial conditions tighten and trade tensions impact business sentiment and overall demand. Regional differences remain pronounced, with the relative strength of the US and the continued weakness in Chinese demand data still the most noteworthy features of the global economy. However, we believe that recent concerns about a sharper deceleration in global growth and the potential for an imminent global recession are overdone. The tailwind from accommodative monetary policy is fading only gradually and fiscal stimulus is likely to at least partly offset these forces. Meanwhile, developed world consumption growth and investment remains healthy and is supported by robust labor markets and continued wage growth.

In broad terms, we expect volatility to remain above post-crisis averages for much of 2019, as the process of monetary policy normalization continues in the US and begins in earnest in other major developed economies. The broader array of outturns for key macroeconomic variables as the US cycle matures, heightened geopolitical risks and a more volatile oil price are also likely to sustain higher volatility in traditional asset classes.

SMA Relationship Trust—Series G

At current valuations, we find global equities attractive. US equities remain supported by solid corporate earnings growth and increasing capital returns to shareholders. That being said, the most recent earnings season exposed vulnerabilities in some momentum sectors and illustrates how difficult a return towards more normal growth expectations can be—especially after a period of exceptionally supportive fiscal and monetary policy. While the recent de-rating leaves US equity valuations below long-term averages, we continue to believe that the case for equities outside of the US is stronger.

We currently see value in the financials, healthcare and communication services sectors. We are also becoming more constructive on some areas within information technology, as valuation spreads have widened considerably in this sector. Conversely, we are underweight bond-proxy and long-duration sectors that we believe are currently trading above fair value. In terms of regions, we are still finding attractive valuations in the UK, Japan and Continental Europe. The portfolio is focused on bottom-up stock ideas with a long term fundamental value approach. We continue to search for fundamentally mispriced securities and remain ready to take advantage of any opportunities presented by price/value dislocations caused by short term sentiment. We believe the portfolio is well positioned to face any market environment, as risk remains dominated by a large number of diversified, idiosyncratic, stock-specific sources, driven by our fundamental analysis.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series G Executive Director UBS Asset Management (Americas) Inc.	Scott Wilkin Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

Joe Elegante Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2018. The views and opinions in the letter were current as of February 13, 2019. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/18	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series G	(14.77)%	(0.93)%	0.38%
MSCI World ex USA Index (net)[2]	(14.09)	0.34	2.14

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series G versus the MSCI World ex USA Index (net) from May 6, 2011, which is the Fund inception date, through December 31, 2018.

SMA Relationship Trust—Series G

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Portfolio statistics—December 31, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
Sony Corp.	3.0%
Deutsche Telekom AG (Registered)	3.0
AIA Group Ltd.	2.8
Sanofi	2.8
BP PLC	2.6
HSBC Holdings PLC	2.1
Novartis AG (Registered)	2.1
ABN AMRO Group N.V. CVA	2.0
ORIX Corp.	2.0
ASR Nederland N.V.	2.0
Total	24.4%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	25.4%
United Kingdom	20.7
Germany	7.9
Netherlands	7.3
France	5.9
Total	67.2%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Industry diversification—December 31, 2018 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	1.3%
Airlines	1.0
Auto components	2.9
Automobiles	1.9
Banks	12.5
Biotechnology	0.9
Chemicals	2.7
Commercial services & supplies	0.8
Construction & engineering	0.3
Diversified financial services	3.7
Diversified telecommunication services	4.8
Electric utilities	0.8
Electronic equipment, instruments & components	0.9
Entertainment	1.6
Food & staples retailing	3.9
Food products	1.8
Health care equipment & supplies	1.2
Hotels, restaurants & leisure	0.6
Household durables	3.0
Industrial conglomerates	1.0
Insurance	7.5
Machinery	3.0
Common stocks—(concluded)	Percentage of net assets
Marine	0.8%
Media	1.0
Metals & mining	4.7
Multi-utilities	1.7
Oil, gas & consumable fuels	7.5
Personal products	2.6
Pharmaceuticals	10.6
Real estate management & development	0.6
Semiconductors & semiconductor equipment	1.6
Software	3.7
Tobacco	1.6
Trading companies & distributors	3.1
Total common stocks	97.6%
Exchange traded funds	0.5
Short-term investment	1.2
Investment of cash collateral from securities loaned	2.1
Total investments	101.4%
Liabilities in excess of other assets	(1.4)
Net assets	100.0%

1  Figures represent the breakdown of direct investments of SMA Relationship Trust—Series G. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Portfolio of investments—December 31, 2018

	Number of shares	Value
Common stocks—97.6%
Australia—1.8%
Coles Group Ltd.*	122,555	$1,013,416
Rio Tinto Ltd.	23,357	1,292,716
Total Australia common stocks		2,306,132
Austria—1.6%
Erste Group Bank AG*	59,855	1,984,645
Belgium—0.7%
Euronav N.V.	64,448	459,037
Galapagos N.V.*	4,806	440,523
Total Belgium common stocks		899,560
Bermuda—1.0%
Jardine Matheson Holdings Ltd.	18,300	1,274,205
Canada—5.4%
Canadian Natural Resources Ltd.	53,132	1,281,987
Enerplus Corp.[1]	117,145	911,280
Entertainment One Ltd.	194,207	882,590
Husky Energy, Inc.	152,206	1,573,122
Paramount Resources Ltd., Class A*	50,607	266,158
Toronto-Dominion Bank/The	38,964	1,936,784
Total Canada common stocks		6,851,921
Cayman Islands—1.0%
WH Group Ltd.[2]	1,567,000	1,203,529
Denmark—1.3%
AP Moller—Maersk A/S, Class B	765	962,317
Genmab A/S*	3,930	646,172
Total Denmark common stocks		1,608,489
Finland—1.3%
Sampo Oyj, Class A	35,821	1,587,574
France—5.9%
Publicis Groupe SA	23,084	1,317,095
Sanofi	40,375	3,502,525
Thales SA	14,519	1,696,648
Valeo SA	31,380	915,216
Total France common stocks		7,431,484
Germany—7.9%
Deutsche Telekom AG (Registered)	223,993	3,807,146
Infineon Technologies AG	70,998	1,421,498
LANXESS AG	27,816	1,278,880
SAP SE	22,795	2,262,395
thyssenkrupp AG	67,864	1,165,765
Total Germany common stocks		9,935,684
Hong Kong—3.6%
AIA Group Ltd.	424,400	3,525,410
Power Assets Holdings Ltd.	143,000	993,478
Total Hong Kong common stocks		4,518,888
Ireland—1.0%
Ryanair Holdings PLC, ADR*	17,990	1,283,407
	Number of shares	Value
Common stocks—(continued)
Italy—2.3%
Autogrill SpA	90,454	$763,140
Banca Mediolanum SpA	370,328	2,159,288
Total Italy common stocks		2,922,428
Japan—25.4%
Chiyoda Corp.[1]	123,300	346,454
Inpex Corp.	196,100	1,737,606
ITOCHU Corp.	125,100	2,124,545
Katitas Co. Ltd.[1]	32,300	765,284
Kissei Pharmaceutical Co. Ltd.	28,300	720,567
Kose Corp.	6,800	1,068,130
Makita Corp.	34,200	1,214,649
Minebea Mitsumi, Inc.	110,400	1,591,969
Nabtesco Corp.	43,800	948,309
Nintendo Co. Ltd.	4,100	1,088,710
ORIX Corp.	172,800	2,524,939
Otsuka Holdings Co. Ltd.	46,400	1,896,102
Shin-Etsu Chemical Co. Ltd.	27,100	2,082,169
Sony Corp.	79,700	3,842,307
Sumitomo Electric Industries Ltd.	103,000	1,364,064
Sumitomo Mitsui Financial Group, Inc.	59,500	1,961,421
Takeda Pharmaceutical Co. Ltd.[1]	66,400	2,250,593
Tokyo Electron Ltd.	5,800	652,931
Toyota Industries Corp.	29,600	1,363,075
Toyota Motor Corp.	41,300	2,390,715
Total Japan common stocks		31,934,539
Jersey—0.9%
Glencore PLC*	305,472	1,135,765
Netherlands—7.3%
ABN AMRO Group N.V. CVA[2]	109,581	2,578,642
ASR Nederland N.V.	62,123	2,458,142
Koninklijke Ahold Delhaize N.V.	74,724	1,887,691
Unilever N.V. CVA	41,521	2,249,286
Total Netherlands common stocks		9,173,761
Norway—1.7%
Telenor ASA	112,215	2,179,248
Spain—2.3%
Banco Bilbao Vizcaya Argentaria SA	286,863	1,523,763
Banco Santander SA	313,876	1,425,308
Total Spain common stocks		2,949,071
Switzerland—4.5%
Nestle SA (Registered)	13,828	1,122,318
Novartis AG (Registered)	31,093	2,662,935
Zurich Insurance Group AG	6,232	1,857,688
Total Switzerland common stocks		5,642,941
United Kingdom—20.7%
Anglo American PLC	102,149	2,284,119
Ashtead Group PLC	87,022	1,815,225
Babcock International Group PLC	169,447	1,056,888
Barclays PLC	863,716	1,652,521
BP PLC	507,809	3,210,210

SMA Relationship Trust—Series G

Portfolio of investments—December 31, 2018

	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
British American Tobacco PLC	62,887	$2,001,002
Centrica PLC	1,268,983	2,188,958
GlaxoSmithKline PLC	118,953	2,267,008
HSBC Holdings PLC	327,440	2,701,292
LivaNova PLC*	16,000	1,463,520
Sage Group PLC/The	307,036	2,354,793
Spectris PLC	37,903	1,101,495
Tesco PLC	805,400	1,953,224
Total United Kingdom common stocks		26,050,255
Total common stocks (cost—$131,284,982)		122,873,526
Exchange traded funds—0.5%
iShares MSCI Canada ETF	1,440	34,503
iShares MSCI EAFE ETF[1]	9,700	570,166
Total exchange traded funds (cost—$682,743)		604,669
	Number of shares	Value
Investment of cash collateral from securities loaned—2.1%
Money market fund—2.1%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$2,591,141)	2,591,141	$2,591,141
Short-term investment—1.2%
Investment company—1.2%
State Street Institutional U.S. Government Money Market Fund (cost—$1,565,522)	1,565,522	1,565,522
Total investments (cost—$136,124,388)—101.4%		127,634,858
Liabilities in excess of other assets—(1.4)%		(1,772,401)
Net assets—100.0%		$125,862,457

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 34.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CIBC	GBP	420,000	JPY	59,686,452	01/29/19	$9,493
CITI	USD	1,157,895	GBP	905,000	01/29/19	(2,898)
CITI	SEK	5,380,000	USD	596,175	01/29/19	(12,132)
HSBC	GBP	6,800,000	USD	8,702,966	01/29/19	24,533
HSBC	GBP	615,000	USD	783,486	01/29/19	(1,401)
JPMCB	USD	1,006,308	JPY	112,600,000	01/29/19	22,818
JPMCB	CHF	645,000	USD	653,233	01/29/19	(4,522)
JPMCB	JPY	73,900,000	USD	670,830	01/29/19	(4,591)
MSCI	USD	1,270,000	COP	4,196,969,000	01/29/19	20,667
MSCI	USD	1,193,415	JPY	131,900,000	01/29/19	12,106
MSCI	EUR	760,000	USD	869,952	01/29/19	(2,705)
MSCI	HKD	9,942,576	USD	1,270,000	01/29/19	(685)
SSC	USD	1,765,441	SGD	2,425,000	01/29/19	14,763
SSC	USD	3,951,703	CAD	5,235,000	01/29/19	(114,460)
SSC	USD	4,725,826	SEK	42,710,000	01/29/19	103,319
SSC	USD	588,947	ILS	2,180,000	01/29/19	(4,720)
SSC	USD	2,688,441	MXN	55,920,000	01/29/19	145,964
SSC	USD	3,770,831	CHF	3,745,000	01/29/19	48,231
SSC	USD	1,196,315	DKK	7,840,000	01/29/19	9,555
SSC	USD	762,667	NOK	6,530,000	01/29/19	(6,544)
SSC	JPY	369,700,000	USD	3,272,329	01/29/19	(106,604)
SSC	HKD	19,210,000	USD	2,458,951	01/29/19	3,867
SSC	NOK	6,530,000	USD	761,569	01/29/19	5,446

SMA Relationship Trust—Series G

Portfolio of investments—December 31, 2018

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	EUR	825,000	USD	938,895	01/29/19	$(8,398)
SSC	USD	444,698	AUD	630,000	01/29/19	(721)
SSC	USD	503,125	EUR	440,000	01/29/19	2,098
SSC	JPY	51,100,000	USD	455,473	01/29/19	(11,564)
SSC	HKD	2,235,000	USD	286,250	01/29/19	611
SSC	DKK	2,050,000	USD	314,214	01/29/19	(1,096)
SSC	DKK	1,160,000	USD	177,822	01/29/19	(598)
SSC	MXN	7,030,000	USD	352,439	01/29/19	(3,889)
SSC	SGD	435,000	USD	316,949	01/29/19	(2,387)
SSC	DKK	1,790,000	USD	273,983	01/29/19	(1,337)
						$132,219

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$9,729,672	$113,143,854	$—	$122,873,526
Exchange traded funds	604,669	—	—	604,669
Investment of cash collateral from securities loaned	—	2,591,141	—	2,591,141
Short-term investment	—	1,565,522	—	1,565,522
Forward foreign currency contracts	—	423,471	—	423,471
Total	$10,334,341	$117,723,988	$—	$128,058,329
Liabilities
Forward foreign currency contracts	$—	$(291,252)	$—	$(291,252)

At December 31, 2018, $113,143,854 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,782,171, represented 3.0% of the Fund's net assets at period end.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

February 13, 2019

Dear shareholder,

We present you with the annual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2018.

Portfolio performance

For the 12 months ended December 31, 2018, the Fund returned 1.12%, compared to a 1.28% return for its benchmark, the Barclays Municipal Bond Index (the "Index"). For comparison purposes, the Barclays Municipal Managed Money Intermediate (1-17) Index returned 1.22% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period but underperformed its benchmark. This was due primarily to our quality biases and positioning in certain sectors. For more on the Fund's performance, see "Performance at a glance" on page 15.

Market overview

The US economic expansion continued during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 2.2% seasonally adjusted annualized rate during the first quarter of 2018. Second quarter 2018 GDP then grew at a 4.2% rate—the strongest pace since the third quarter of 2014. GDP growth then moderated to 3.4% during the third quarter. Finally, the US Commerce Department's initial estimate for fourth quarter GDP growth in the US was delayed due to the partial government shutdown.

As expected, the US Federal Reserve Board (the "Fed") continued to tighten monetary policy during the reporting period. Specifically, the Fed raised rates at its meetings in March, June, September and December 2018. With its last rate hike, the federal funds rate1 moved to a range between 2.25% and 2.50%. In addition, the Fed continued reducing its balance sheet. The Fed currently anticipates making two additional 0.25% rate hikes in 2019, although this will be data dependent.

The US fixed income market posted weak results during the reporting period. Short-term Treasury yields moved higher in concert with the Fed's four interest rate hikes. Longer-term Treasury yields also rose, albeit to a lesser extent. For the year as a whole, the yield on the US 10-year Treasury rose from 2.40% to 2.69% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index, returned 0.01% for the 12 months ended December 31, 2018. The municipal ("muni") market outperformed the overall US bond market, as the Bloomberg Barclays Municipal Bond Index gained 1.28%.

Portfolio commentary

What worked

•  From a yield curve perspective, having no allocation to the long end of the municipal yield curve (22+ years) was beneficial for relative returns as the long end lagged the benchmark. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:

Portfolio Management Team, including
Elbridge T. Gerry
UBS Asset Management (Americas) Inc.
Kevin McIntyre
UBS Asset Management (Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis.

SMA Relationship Trust—Series M

•  Security selection in the three- to five-year area of the yield curve was additive for returns.

•  An overweight position in the leasing sector contributed to performance.

•  An underweight to municipal securities rated "A" was beneficial for relative results.

•  Having a shorter duration than that of the benchmark was rewarded during the first half of the reporting period as yields move higher across the curve.

What didn't work

•  Security selection detracted from performance in the 7-, 10- and 20-year areas of the yield curve.

•  Having a shorter duration than that of the benchmark detracted from performance during the second half of the period as yields declined amid a flight to quality

•  Positioning in certain sectors detracted from performance. An underweight to the housing sector and an overweight to the special tax sector were drags on returns.

•  The Fund's quality biases, overall, were negative for performance. In particular, an overweight to municipal securities rated "AAA" and an underweight to municipal securities rated "BBB" detracted from results as lower quality securities outperformed their higher rated counterparts during the period.

Outlook

Looking ahead, we expect net municipal supply will continue to be a tailwind in 2019, albeit not to the extent it was in 2018. Net supply and issuance should be relatively higher in 2019, as the need, political will and tax revenue for infrastructure investment align. Additionally, in a gridlocked Congress, state and local governments will need to increasingly take the lead in financing to maintain and upgrade aging infrastructure. Municipal infrastructure spending has been supported during the current economic expansion with state and local tax receipts rising in 32 of the past 35 quarters. Meanwhile, municipal yields could move higher due to forward bond settlements. Additionally, we could see assets leave the municipal market into taxable securities if spreads compress further.

The Fund's portfolio positioning is mostly driven by longer-term, strategic perspectives, as well as by dynamic yield curve selection and total return analysis. We will continue to look to manage our yield curve exposure, seeking to take advantage of inefficiencies. In particular, we will look to overweight and underweight different areas of the curve in an attempt to drive performance and yield.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series M Executive Director UBS Global Asset Management (Americas) Inc.	Elbridge T. Gerry, III Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2018. The views and opinions in the letter were current as of February 13, 2019. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/18	1 year	5 years	10 years
SMA Relationship Trust—Series M	1.12%	3.63%	4.71%
Bloomberg Barclays Municipal Bond Index[1]	1.28	3.82	4.85
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[2]	1.22	3.18	4.04

1  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Bloomberg Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index over 10 years through December 31, 2018.

SMA Relationship Trust—Series M

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Portfolio statistics—December 31, 2018 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Long-term municipal bonds
California	7.0%
Colorado	0.7
Connecticut	3.0
Florida	14.1
Illinois	8.3
Louisiana	1.3
Maryland	1.5
Massachusetts	7.4
Michigan	0.8
Minnesota	0.1
Mississippi	0.5
Missouri	0.1
New Jersey	5.1
New York	18.6
North Carolina	1.1
Ohio	3.2
Pennsylvania	8.1
Rhode Island	1.6
South Carolina	1.8
Tennessee	1.6
Texas	9.2
Washington	0.7
Wisconsin	1.7
Total long-term municipal bonds	97.5%
Federal home loan bank certificate	2.8
Short-term investment	0.0 †
Total investments	100.3%
Liabilities in excess of other assets	(0.3)
Net assets	100.0%

†  Amount represents less than 0.05%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2018

	Face amount	Value
Federal home loan bank certificate—2.8%
FHLB 2.625%, due 05/28/20 (cost—$6,497,305)	$6,500,000	$6,508,405
Long-term municipal bonds—97.5%
California—7.0%
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 09/01/32	3,625,000	4,090,305
Series F, 5.000%, due 05/01/26	1,000,000	1,164,530
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/29	1,400,000	1,548,988
Series A, 5.000%, due 06/01/32	2,200,000	2,482,194
Series A, 5.000%, due 06/01/33	1,200,000	1,349,424
State of California, Various Purpose, GO Bonds, 5.000%, due 09/01/28	5,000,000	5,912,350
		16,547,791
Colorado—0.7%
City and County of Denver, Airport System Revenue Bonds, Series A, 5.000%, due 11/15/23	1,500,000	1,703,175
Connecticut—3.0%
State of Connecticut, GO Bonds, Series B, 5.000%, due 04/15/25	1,535,000	1,729,208
Series B, 5.000%, due 05/15/26	2,700,000	3,069,738
Series C, 5.000%, due 06/01/20	1,000,000	1,040,950
Series D, 5.000%, due 08/15/26	1,165,000	1,327,669
		7,167,565
Florida—14.1%
City of Gainesville, Florida Utilities System Revenue Bonds, Series A, 5.000%, due 10/01/26	1,500,000	1,790,445
JEA Water & Sewer System Revenue Bonds, Subseries B-1, 1.790%, due 10/01/36[1]	700,000	700,000
Miami-Dade County, Subordinate Special Obligation Refunding Revenue Bonds, 5.000%, due 10/01/35	4,530,000	5,098,424
Miami-Dade County, Water & Sewer Revenue Bonds, 5.000%, due 10/01/24	2,000,000	2,306,400
	Face amount	Value
Long-term municipal bonds—(continued)
Florida—(concluded)
Pinellas County Health Facilities Authority, Baycare Health Systems Revenue Bonds, Series A-1, 1.710%, due 11/01/38[1]	$1,200,000	$1,200,000
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	3,000,000	3,356,640
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM, 5.000%, due 10/01/26	2,500,000	2,887,275
The School Board of Broward County, COP, Series A, 5.000%, due 07/01/28	2,250,000	2,620,552
Series B, 5.000%, due 07/01/30	2,000,000	2,268,520
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	4,000,000	4,489,640
Series B, 5.000%, due 05/01/26	1,900,000	2,156,101
Series D, 5.000%, due 02/01/23	3,195,000	3,546,003
The School Board of Orange County, COP, Series D, 5.000%, due 08/01/22	1,025,000	1,129,530
		33,549,530
Illinois—8.3%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/24	1,510,000	1,707,417
City of Chicago O'Hare International Airport, Third Lien Revenue Bonds, Series B, 5.000%, due 01/01/23	2,250,000	2,498,760
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	2,500,000	2,621,175
Illinois Finance Authority, Clean Water Initiative Revolving Fund Revenue Bonds, 5.000%, due 01/01/24	4,000,000	4,551,360
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,324,066
Series A, 5.000%, due 12/01/32	2,175,000	2,452,008
Illinois State Toll Highway Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	2,805,000	3,288,161

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2018

	Face amount	Value
Long-term municipal bonds—(continued)
Illinois—(concluded)
State of Illinois, GO Bonds, Series B, 5.000%, due 10/01/21	$1,155,000	$1,206,063
		19,649,010
Louisiana—1.3%
City of New Orleans, GO Bonds, AGC-ICC, FGIC, 5.500%, due 12/01/21	3,010,000	3,177,236
Maryland—1.5%
Montgomery County Consolidated Public (Improvement Bond), GO Bonds, Series E, 1.700%, due 11/01/37[1]	100,000	100,000
State of Maryland, State and Local Facilities Loan, GO Bonds, Series B, 5.000%, due 08/01/25	3,000,000	3,539,940
		3,639,940
Massachusetts—7.4%
The Commonwealth of Massachusetts, Consolidated Loan of 2014 Prerefunded, GO Bonds, Series F, 5.000%, due 11/01/25[2]	4,075,000	4,537,553
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series A, 5.000%, due 07/01/30	2,260,000	2,637,239
Series A, 5.000%, due 03/01/35	1,815,000	2,018,498
Series D, 5.000%, due 07/01/26	2,500,000	2,983,125
The Commonwealth of Massachusetts, GO Bonds, Series E, 5.000%, due 11/01/27	4,505,000	5,475,648
		17,652,063
Michigan—0.8%
Michigan State Hospital Finance Authority Revenue Refunding-Trinity Health Credit Group, Series G, 5.000%, due 12/01/25	1,615,000	1,876,436
Minnesota—0.1%
Rochester Minnesota Health Care Facilities Revenue Bonds, Series A, 1.660%, due 11/15/38[1]	215,000	215,000
Mississippi—0.5%
Mississippi Business Finance Corp. Gulf Opportunity Zone, Industrial Development (Chevron USA, Inc., Project), Revenue Bonds, Series B, 1.660%, due 12/01/30[1]	100,000	100,000
	Face amount	Value
Long-term municipal bonds—(continued)
Mississippi—(concluded)
Series L, 1.660%, due 11/01/35[1]	$1,000,000	$1,000,000
		1,100,000
Missouri—0.1%
St. Charles County, Public Water District No. 2, COP, Series A, 1.700%, due 12/01/36[1]	275,000	275,000
New Jersey—5.1%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	3,940,860
Series G, 5.000%, due 01/01/35	2,095,000	2,414,236
State of New Jersey, GO Bonds, 5.000%, due 06/01/21	3,300,000	3,521,397
Series L, AMBAC, 5.250%, due 07/15/19	1,415,000	1,440,555
Series Q, 5.000%, due 08/15/19	725,000	738,971
		12,056,019
New York—18.6%
City of New York, GO Bonds, Series A, 5.000%, due 08/01/27	2,500,000	3,001,150
Subseries F-1, 5.000%, due 04/01/34	2,860,000	3,336,276
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2008 Revenue Bonds, Series BB-1, 1.670%, due 06/15/36[1]	500,000	500,000
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2012 Revenue Bonds, Series EE, 5.000%, due 06/15/36	5,760,000	6,427,123
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	2,000,000	2,324,120
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries C-2, 5.000%, due 05/01/35	8,260,000	9,631,655
New York City Transitional Finance Authority Revenue Bonds, Series S-1, 5.000%, due 07/15/31	1,050,000	1,182,993
Subseries E-1, 5.000%, due 02/01/32	2,380,000	2,717,294

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2018

	Face amount	Value
Long-term municipal bonds—(continued)
New York—(concluded)
New York State Dormitory Authority, State Personal Taxable General Purpose, Special Tax, Series A, 5.000%, due 02/15/29	$4,000,000	$4,421,800
New York State Urban Development Corp., Special Tax, Series A, 5.000%, due 03/15/34	3,000,000	3,360,360
Series A-1, 5.000%, due 03/15/27	6,495,000	7,215,036
		44,117,807
North Carolina—1.1%
County of Wake, GO Bonds, Series A, 5.000%, due 03/01/25	2,290,000	2,683,399
Ohio—3.2%
State of Ohio, Cleveland Clinic Health System Prerefunded Revenue Bonds, Series A, 5.500%, due 01/01/39[2]	1,440,000	1,440,000
State of Ohio, Common Schools Refunding, GO Bonds, Series B, 5.000%, due 09/15/27	5,000,000	6,050,000
		7,490,000
Pennsylvania—8.1%
City of Philadelphia, GO Bonds, Series A, 5.000%, due 08/01/24	4,180,000	4,730,130
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds, 5.000%, due 06/01/22	3,000,000	3,263,190
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 01/01/24	3,055,000	3,443,626
5.000%, due 09/15/26	1,225,000	1,435,443
5.000%, due 01/01/28	3,400,000	3,948,318
Pennsylvania Turnpike Commission Turnpike Revenue Bonds, Series A-2, 5.000%, due 12/01/36	2,220,000	2,516,681
		19,337,388
Rhode Island—1.6%
Rhode Island Health & Educational Building Corp., Tockwotton Home Issue Prerefunded Revenue Bonds, 8.375%, due 01/01/46[2]	3,000,000	3,375,240
Rhode Island Industrial Facilities Corp., Marine Terminal Revenue, 1.600%, due 02/01/25[1]	500,000	500,000
		3,875,240
	Face amount	Value
Long-term municipal bonds—(continued)
South Carolina—1.8%
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/24	$2,000,000	$2,247,400
Series C, 4.000%, due 12/01/20[2]	1,855,000	1,929,534
		4,176,934
Tennessee—1.6%
State of Tennessee, GO Bonds, Series B, 5.000%, due 08/01/23	3,295,000	3,739,199
Texas—9.2%
City of Dallas, Waterworks and Sewer System Revenue Bonds, Series A, 5.000%, due 10/01/31	2,355,000	2,743,669
Cypress-Fairbanks Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/27	1,370,000	1,607,585
Garland Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,400,000	2,787,024
Grand Parkway Transportation Corp., Subordinate Tier Toll Revenue Bonds, Series A,
5.000%, due 10/01/34	1,805,000	2,099,233
Harris County Cultural Education Facilities Finance Corp., Children's Hospital Revenue Bonds, Series 1, 5.000%, due 10/01/24	2,500,000	2,869,900
Harris County Cultural Education Facilities Finance Corp., Methodist Hospital Revenue Bonds, Subseries C-1, 1.720%, due 12/01/24[1]	100,000	100,000
Plano Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,525,000	2,929,051
State of Texas Transportation Commission Highway Fund First Tier Revenue Bonds, Series A, 5.000%, due 10/01/25	2,000,000	2,350,520
Texas A&M University, Financing System Revenue Bonds, Series E, 5.000%, due 05/15/25	2,775,000	3,243,170
University of Texas Permanent University, Funding System Revenue Bonds, Series A, 1.660%, due 07/01/38[1]	500,000	500,000

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2018

	Face amount	Value
Long-term municipal bonds—(concluded)
Texas—(concluded)
University of Texas Revenue Bonds, Series B, 1.660%, due 08/01/39[1]	$500,000	$500,000
		21,730,152
Washington—0.7%
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,578,069
Wisconsin—1.7%
State of Wisconsin General Fund Annual Appropriation Revenue Bonds, Series B, 5.000%, due 05/01/31	1,500,000	1,735,485
State of Wisconsin Prerefunded, GO Bonds, Series A, 5.000%, due 05/01/24[2]	2,000,000	2,197,600
		3,933,085
Total long-term municipal bonds (cost—$230,669,282)		231,270,038
	Number of shares	Value
Short-term investment—0.0%†
Investment company—0.0%†
State Street Institutional U.S. Government Money Market Fund (cost—$79,992)	79,992	$79,992
Total investments (cost—$237,246,579)—100.3%		237,858,435
Liabilities in excess of other assets—(0.3)%		(643,460)
Net assets—100.0%		$237,214,975

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 34.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Federal home loan bank certificates	$—	$6,508,405	$—	$6,508,405
Long-term municipal bonds	—	231,270,038	—	231,270,038
Short-term investment	—	79,992	—	79,992
Total	$—	$237,858,435	$—	$237,858,435

At December 31, 2018 there were no transfers between Level 1 and Level 2.

Portfolio footnote

†  Amount represents less than 0.05%

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

February 13, 2019

Dear shareholder,

We present you with the annual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2018.

Portfolio performance:

During the 12 month reporting period ended December 31, 2018, the Fund returned -0.59% (net of fees). This return includes a gain recorded as a result of an investment in an affiliated fund that was previously liquidated. Excluding the effect of this gain, the Fund's return would have been -3.27% (net of fees). See the accompanying Notes to financial statements for additional information. For comparison purposes, the Bloomberg Barclays US Corporate Index returned -2.51%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 25.)

The Fund used derivatives during the reporting period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, such as credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Derivatives play a role in the overall portfolio construction process, but they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies. The use of derivative instruments, in aggregate, did not meaningfully impact the Fund's performance during the reporting period.

Market commentary:

US investment-grade corporate bonds posted a negative total return during 2018. US investment-grade corporate debt spreads widened over the course of the year, while US Treasury yields increased. The negative contribution from both rising US Treasury yields and wider corporate spreads were the primary drivers of negative performance during the year more than offsetting the positive effect from income.

Carrying over momentum from 2017, a strong beginning to 2018 for US investment-grade corporate credit eventually gave way to wider credit spreads and elevated volatility. This turnaround was driven by uncertainty around future growth expectations and Federal Reserve Board (Fed) policy, which led to a difficult environment for investors. Looking back, corporate credit benefited in late 2017 from the passage of corporate tax reform in the US, a growing domestic economy and continued strong corporate earnings. The corporate index option-adjusted spread (OAS) finished 2017 at 93 basis points (i.e, 0.93%). In early 2018, that momentum continued with the index OAS reaching as low as 85 basis points (i.e, 0.85%) in early February. This marked the low point for spreads on the year as they reversed course, mostly widening over the remainder of 2018 through year end. The reversal in spreads started as spillover from what appeared to be a technical spike in volatility from equity markets, but eventually additional factors contributed to wider spreads over the course of 2018. These factors included tighter financial conditions in the US given the continued path of Fed rate hikes, elevated market volatility, ongoing geopolitical concerns including Brexit and trade wars and, lastly, later 2018 concerns over slower growth in the US. The corporate OAS finished the year at 153 basis points (i.e, 1.53%), 60 basis points (i.e, 0.60%) the year, and 68 basis points (i.e, 0.68%) wider from the lows reached in February.

In line with a continuation in the Fed rate hiking cycle, US Treasury yields climbed for the majority of the year until the final two months. The Fed raised rates four times during 2018 at the March, June, September and December meetings, bringing the Fed funds target range to 2.25-2.50% by year-end. The 10-year US Treasury yield began the

SMA Relationship Trust—
Series T

Investment objective:

Maximum total return, consisting of income and capital appreciation

Portfolio managers:

David Vignolo and Craig Ellinger
UBS Asset Management (Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

SMA Relationship Trust—Series T

year at 2.41% and touched as high as 3.24% in early November. However, over the final month and a half of the year, Treasury yields declined given concerns over slower growth and the possible future path from the Fed. The 10-year US Treasury finished the year at 2.68%, down 55 basis points (i.e, 0.55%) from the high reached in November, but 28 basis points (i.e, 0.28%) higher on the year.

Portfolio performance summary:

What worked:

•  Duration management: Duration management was generally additive over the course of 2018, as we took a tactical approach to our positioning. Overall, we had a bias to being short relative to the index in what was primarily a rising rate environment for the majority of the year.

•  Sector allocation: Sector allocation was additive to performance for the calendar year. Notably, sectors in which we favored underweight exposure (primarily industrials) were beneficial, including underweight exposures in consumer non-cyclicals and capital goods.

What didn't work:

•  Security selection: Security selection, especially in the banking sector, detracted from performance in 2018. We favored overweights to some banks for the majority of the year. Given the broad based spread widening environment, this exposure detracted from performance.

•  Transaction costs: In response to the changing market environment, the Fund incurred transaction costs as we turned over a portion of the portfolio. This was a headwind for performance during the period.

Market outlook:

At current spread levels, we believe the US investment-grade corporate bond market has become a more attractive entry point for investors. Corporate fundamentals remain on solid footing, supported by steady US growth and attractive all-in yields. All-in yields for intermediate investment-grade debt are just under 4%, while long-end credit is approximately 5%, both at the highest levels for investment grade credit since 2010. However, concerns over US economic growth slowing in 2019 and uncertainty over the future path of the Fed pushed credit spreads wider to close 2018. We expect a decline in total new issuance in 2019 of between 10-20% as corporations focus on strengthening their balance sheets and reducing leverage. Given the combination of stable corporate fundamentals, an attractive entry point for all-in corporate yields, and the benefits of income, we continue to be constructive on the US corporate bond market.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series T Executive Director UBS Asset Management (Americas) Inc.	David Vignolo Portfolio Manager SMA Relationship Trust—Series T Executive Director UBS Asset Management (Americas) Inc.

Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2018. The views and opinions in the letter were current as of February 13, 2019. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at (800) 647-1568.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/18	1 year	5 years	10 years
SMA Relationship Trust—Series T	(0.59)%[2]	3.29%	3.82%
Bloomberg Barclays US Corporate Bond Index[1]	(2.51)	3.28	5.92

1  The Bloomberg Barclays US Corporate Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated investment grade, fixed-rate, taxable corporate bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  Return includes a gain recorded by the Fund as a result of an investment in an affiliated fund that was previously liquidated. If this gain had been excluded the total return would have been (3.27)%.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series T versus the Bloomberg Barclays US Corporate Index over 10 years through December 31, 2018.

SMA Relationship Trust—Series T

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Portfolio statistics—December 31, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
Verizon Communications, Inc., 5.500%, 03/16/47	1.9%
Morgan Stanley, 5.500%, 07/28/21	1.8
HSBC Holdings PLC, 5.100%, 04/05/21	1.8
HCP, Inc., 4.250%, 11/15/23	1.7
Southern Power Co., 4.150%, 12/01/25	1.7
Bank of America Corp., 4.450%, 03/03/26	1.7
Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	1.7
FirstEnergy Corp., 3.900%, 07/15/27	1.6
Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/21	1.6
JPMorgan Chase & Co., 3.300%, 04/01/26	1.6
Total	17.1%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	76.3%
United Kingdom	6.7
Netherlands	3.3
Canada	2.7
Italy	2.1
Total	91.1%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Industry diversification—December 31, 2018 (unaudited)1

Corporate bonds	Percentage of net assets
Aerospace & defense	0.9%
Agriculture	2.8
Airlines	0.8
Auto manufacturers	3.5
Banks	20.6
Beverages	0.5
Biotechnology	2.0
Building materials	0.5
Chemicals	2.4
Commercial banks	2.0
Commercial services	0.8
Computers	1.7
Diversified financial services	2.6
Electric	9.5
Entertainment	0.9
Food	0.3
Healthcare-products	0.1
Healthcare-services	3.0
Home builders	0.7
Insurance	5.0
Internet	1.2
Iron & steel	0.0	†
Corporate bonds—(concluded)	Percentage of net assets
Leisure time	0.4%
Lodging	0.3
Media	5.1
Mining	1.3
Oil & gas	3.7
Pharmaceuticals	6.0
Pipelines	4.5
Real estate investment trusts	2.4
Retail	1.6
Semiconductors	1.6
Software	0.7
Telecommunications	4.3
Transportation	0.9
Total corporate bonds	94.6%
Asset-backed security	0.5
Commercial mortgage-backed security	0.9
Short-term investment	3.0
Total investments	99.0%
Other assets in excess of liabilities	1.0
Net assets	100.0%

†  Amount represents less than 0.05%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2018

	Face amount	Value
Corporate bonds—94.6%
Australia—1.2%
Westpac Banking Corp. 2.100%, due 05/13/21	$750,000	$729,578
Canada—2.7%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	145,000	171,582
NOVA Chemicals Corp. 5.250%, due 08/01/23[1]	410,000	387,450
Viterra, Inc. 5.950%, due 08/01/20[1]	500,000	515,132
Yamana Gold, Inc. 4.950%, due 07/15/24	500,000	493,803
Total Canada corporate bonds		1,567,967
Cayman Islands—0.4%
Sands China Ltd. 4.600%, due 08/08/23[1]	200,000	198,677
Vale Overseas Ltd. 4.375%, due 01/11/22	19,000	19,238
Total Cayman Islands corporate bonds		217,915
Germany—0.8%
Deutsche Bank AG, Series GMTN, 2.850%, due 05/10/19	500,000	496,996
Guernsey—1.7%
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	1,000,000	989,082
Ireland—1.7%
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	1,000,000	966,942
Italy—2.1%
Eni SpA, Series X-R, 4.750%, due 09/12/28[1]	500,000	489,063
Intesa Sanpaolo SpA 6.500%, due 02/24/21[1]	500,000	512,573
3.875%, due 07/14/27[1]	250,000	215,163
Total Italy corporate bonds		1,216,799
Liberia—0.4%
Royal Caribbean Cruises Ltd. 3.700%, due 03/15/28	250,000	230,059
Luxembourg—0.8%
Allergan Funding SCS 3.450%, due 03/15/22	500,000	492,329
Mexico—0.6%
America Movil SAB de CV 3.125%, due 07/16/22	330,000	322,882
Netherlands—3.3%
Deutsche Telekom International Finance BV 8.750%, due 06/15/30	100,000	130,507
	Face amount	Value
Corporate bonds—(continued)
Netherlands—(concluded)
Enel Finance International N.V. 4.875%, due 06/14/29[1]	$500,000	$477,268
ING Bank N.V. 5.000%, due 06/09/21[1]	500,000	517,805
NXP BV/NXP Funding LLC 5.550%, due 12/01/28[1]	250,000	256,135
Shell International Finance BV 4.000%, due 05/10/46	90,000	87,035
3.750%, due 09/12/46	500,000	465,564
Total Netherlands corporate bonds		1,934,314
Spain—0.3%
Banco Santander SA 3.125%, due 02/23/23	200,000	189,078
United Kingdom—6.7%
Anglo American Capital PLC 4.875%, due 05/14/25[1]	250,000	244,059
Aon PLC 3.500%, due 06/14/24	140,000	136,697
Barclays PLC 4.337%, due 01/10/28	200,000	185,173
4.836%, due 05/09/28	500,000	458,526
HSBC Holdings PLC 5.100%, due 04/05/21	1,000,000	1,034,073
2.950%, due 05/25/21	330,000	325,347
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	189,427
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23	425,000	407,416
4.800%, due 04/05/26	500,000	487,258
Santander UK Group Holdings PLC 2.875%, due 08/05/21	500,000	482,327
Total United Kingdom corporate bonds		3,950,303
United States—71.9%
21st Century Fox America, Inc. 4.950%, due 10/15/45	500,000	548,949
Abbott Laboratories 3.750%, due 11/30/26	74,000	73,121
AbbVie, Inc. 4.875%, due 11/14/48	250,000	233,562
Aetna, Inc. 3.500%, due 11/15/24	250,000	241,695
Altria Group, Inc. 3.875%, due 09/16/46	250,000	190,685
Amazon.com, Inc. 4.050%, due 08/22/47	500,000	489,273
Anadarko Petroleum Corp. 4.850%, due 03/15/21	144,000	147,434
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36[1]	300,000	279,358
Apple, Inc. 4.450%, due 05/06/44	500,000	517,165

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2018

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
AT&T, Inc. 4.300%, due 02/15/30	$750,000	$709,220
AXA Equitable Holdings, Inc. 5.000%, due 04/20/48[1]	250,000	219,371
Bank of America Corp., Series MTN, 4.450%, due 03/03/26	1,000,000	989,420
BAT Capital Corp. 3.222%, due 08/15/24	500,000	460,481
Berkshire Hathaway Energy Co. 5.150%, due 11/15/43	299,000	319,495
Biogen, Inc. 3.625%, due 09/15/22	300,000	300,770
4.050%, due 09/15/25	130,000	129,466
BP Capital Markets America, Inc. 3.245%, due 05/06/22	500,000	495,642
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27	250,000	224,424
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	360,000	403,602
Capital One Financial Corp. 4.200%, due 10/29/25	190,000	183,591
Celgene Corp. 3.550%, due 08/15/22	500,000	494,483
CF Industries, Inc. 3.450%, due 06/01/23	330,000	306,900
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.200%, due 03/15/28	250,000	234,244
Chevron Phillips Chemical Co. LLC/ Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[1]	500,000	494,554
Cigna Corp. 3.750%, due 07/15/23[1]	500,000	498,304
4.900%, due 12/15/48[1]	250,000	244,935
Citigroup, Inc. 5.500%, due 09/13/25	415,000	435,687
Comcast Corp. 4.600%, due 10/15/38	250,000	252,729
4.000%, due 03/01/48	500,000	456,280
Consumers Energy Co. 4.350%, due 04/15/49	250,000	260,033
CVS Health Corp. 4.125%, due 05/15/21	500,000	505,901
5.050%, due 03/25/48	500,000	486,951
Dell International LLC/EMC Corp. 6.020%, due 06/15/26[1]	500,000	502,488
DISH DBS Corp. 7.875%, due 09/01/19	240,000	244,872
Duke Energy Indiana LLC 6.350%, due 08/15/38	193,000	243,714
Edison International 2.950%, due 03/15/23	140,000	132,240
Elanco Animal Health, Inc. 4.272%, due 08/28/23[1]	250,000	249,773
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Energy Transfer LP 5.500%, due 06/01/27	$500,000	$487,500
Energy Transfer Operating LP 5.300%, due 04/15/47	250,000	220,604
Enterprise Products Operating LLC 4.050%, due 02/15/22	350,000	355,371
4.250%, due 02/15/48	350,000	310,667
ERAC USA Finance LLC. 3.850%, due 11/15/24[1]	495,000	492,583
FirstEnergy Corp., Series B, 3.900%, due 07/15/27	1,000,000	969,077
Five Corners Funding Trust 4.419%, due 11/15/23[1]	525,000	540,073
Florida Power & Light Co. 5.950%, due 02/01/38	70,000	86,130
Ford Motor Credit Co. LLC 3.336%, due 03/18/21	375,000	363,855
General Motors Co. 6.600%, due 04/01/36	240,000	233,838
General Motors Financial Co., Inc. 4.200%, due 03/01/21	250,000	249,836
3.550%, due 04/09/21	750,000	739,589
Gilead Sciences, Inc. 4.750%, due 03/01/46	250,000	248,355
GLP Capital LP/GLP Financing II, Inc. 5.250%, due 06/01/25	500,000	496,460
Goldman Sachs Group, Inc./The 5.750%, due 01/24/22	250,000	261,748
3.850%, due 01/26/27	1,000,000	941,149
5.150%, due 05/22/45	100,000	93,184
Harley-Davidson Financial Services, Inc. 3.350%, due 02/15/23[1]	250,000	244,573
Hartford Financial Services Group, Inc./The 5.950%, due 10/15/36	250,000	283,613
HCA, Inc. 5.000%, due 03/15/24	250,000	247,500
HCP, Inc. 4.250%, due 11/15/23	1,000,000	1,001,465
Home Depot, Inc./The 4.500%, due 12/06/48	250,000	258,790
Humana, Inc. 4.800%, due 03/15/47	350,000	350,749
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	90,000	90,788
International Lease Finance Corp. 8.250%, due 12/15/20	500,000	537,786
5.875%, due 08/15/22	340,000	356,118
JPMorgan Chase & Co. 3.875%, due 09/10/24	440,000	433,771
3.300%, due 04/01/26	1,000,000	952,806
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	260,000	267,322
KKR Group Finance Co. III LLC 5.125%, due 06/01/44[1]	250,000	246,553

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2018

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Kraft Heinz Foods Co. 5.200%, due 07/15/45	$170,000	$155,532
Lennar Corp. 4.750%, due 05/30/25	220,000	206,250
Lincoln National Corp. 4.350%, due 03/01/48	500,000	461,959
Marathon Petroleum Corp. 4.500%, due 04/01/48[1]	125,000	105,061
Marsh & McLennan Cos., Inc. 4.200%, due 03/01/48	250,000	227,385
Masco Corp. 3.500%, due 04/01/21	110,000	109,483
4.450%, due 04/01/25	170,000	170,385
McDonald's Corp., Series MTN, 4.875%, due 12/09/45	250,000	252,776
MetLife, Inc. 4.050%, due 03/01/45	375,000	347,607
Microsoft Corp. 4.450%, due 11/03/45	270,000	286,773
Morgan Stanley, 4.875%, due 11/01/22	160,000	164,870
Series GMTN, 5.500%, due 07/28/21	1,000,000	1,047,185
Series GMTN, 4.000%, due 07/23/25	500,000	493,495
MPLX LP 4.875%, due 12/01/24	500,000	508,928
National Rural Utilities Cooperative Finance Corp. 4.400%, due 11/01/48	250,000	260,750
Netflix, Inc. 5.500%, due 02/15/22	230,000	231,658
Noble Energy, Inc. 5.050%, due 11/15/44	225,000	194,038
Oracle Corp. 5.375%, due 07/15/40	130,000	143,812
Pacific Gas & Electric Co. 3.250%, due 09/15/21	550,000	506,559
3.500%, due 06/15/25	250,000	214,355
Pfizer, Inc. 7.200%, due 03/15/39	160,000	221,181
PPL Capital Funding, Inc. 4.700%, due 06/01/43	500,000	490,346
Principal Financial Group, Inc. 4.625%, due 09/15/42	500,000	483,844
Prudential Financial, Inc., Series MTN, 6.625%, due 06/21/40	110,000	134,484
QUALCOMM, Inc. 4.300%, due 05/20/47	500,000	444,687
Reynolds American, Inc. 3.250%, due 06/12/20	500,000	496,854
Sempra Energy 4.050%, due 12/01/23	220,000	221,606
Sherwin-Williams Co./The 4.500%, due 06/01/47	250,000	225,746
	Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
Southern Power Co. 4.150%, due 12/01/25	$1,000,000	$991,413
Southwest Airlines Co. 2.750%, due 11/16/22	500,000	489,210
Southwestern Public Service Co. 3.700%, due 08/15/47	500,000	458,943
Sprint Capital Corp. 6.900%, due 05/01/19	280,000	281,400
Synchrony Financial 4.500%, due 07/23/25	140,000	127,719
Target Corp. 3.625%, due 04/15/46	500,000	438,444
TCI Communications, Inc. 7.875%, due 02/15/26	104,000	126,406
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[1]	110,000	105,434
Time Warner Cable LLC 7.300%, due 07/01/38	677,000	734,600
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	125,000	142,596
Toll Brothers Finance Corp. 4.875%, due 11/15/25	200,000	187,000
Union Pacific Corp. 4.050%, due 11/15/45	140,000	127,637
United Technologies Corp. 6.050%, due 06/01/36	250,000	284,873
4.625%, due 11/16/48	250,000	241,761
UnitedHealth Group, Inc. 4.625%, due 07/15/35	170,000	180,630
VEREIT Operating Partnership LP, REIT 4.125%, due 06/01/21	375,000	378,416
Verizon Communications, Inc. 5.500%, due 03/16/47	1,035,000	1,102,066
Virginia Electric & Power Co. 3.450%, due 09/01/22	130,000	130,490
Volkswagen Group of America Finance LLC 4.625%, due 11/13/25[1]	250,000	247,249
Warner Media LLC 2.950%, due 07/15/26	200,000	178,899
3.800%, due 02/15/27	100,000	93,881
Williams Cos., Inc./The 4.300%, due 03/04/24	230,000	229,182
5.100%, due 09/15/45	250,000	231,265
Zoetis, Inc. 4.450%, due 08/20/48	350,000	343,467
Total United States corporate bonds		42,223,255
Total corporate bonds (cost—$57,809,639)		55,527,499
Asset-backed security—0.5%
United States—0.5%
Verizon Owner Trust, Series 2017-2A, Class C, 2.380%, due 12/20/21[1] (cost—$299,977)	300,000	296,742

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2018

	Face amount	Value
Commercial mortgage-backed security—0.9%
United States—0.9%
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 1 mo. USD LIBOR + 3.000%, 5.455%, due 06/15/33[1,2] (cost—$550,000)	$550,000	$543,676
	Number of shares	Value
Short-term investment—3.0%
Investment company—3.0%
State Street Institutional U.S. Government Money Market Fund (cost—$1,785,359)	1,785,359	$1,785,359
Total investments (cost—$60,444,975)—99.0%		58,153,276
Other assets in excess of liabilities—1.0%		561,276
Net assets—100.0%		$58,714,552

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 34.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
15	USD	US Long Bond Futures	March 2019	$2,089,651	$2,190,000	$100,349
16	USD	US Treasury Note 2 Year Futures	March 2019	3,375,523	3,397,000	21,477
5	USD	US Ultra Treasury Note 10 Year Futures	March 2019	630,711	650,391	19,680
Total				$6,095,885	$6,237,391	$141,506
US Treasury futures sell contracts:
15	USD	Ultra Long US Treasury Bond Futures	March 2019	$(2,278,572)	$(2,409,844)	$(131,272)
30	USD	US Treasury Note 5 Year Futures	March 2019	(3,387,097)	(3,440,625)	(53,528)
Total				$(5,665,669)	$(5,850,469)	$(184,800)
Net unrealized depreciation						$(43,294)

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$55,527,499	$—	$55,527,499
Asset-backed security	—	296,742	—	296,742
Commercial mortgage-backed security	—	543,676	—	543,676
Short-term investment	—	1,785,359	—	1,785,359
Futures contracts	141,506	—	—	141,506
Total	$141,506	$58,153,276	$—	$58,294,782
Liabilities
Futures contracts	$(184,800)	$—	$—	$(184,800)

At December 31, 2018 there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $9,124,052, represented 15.5% of the Fund's net assets at period end.

2  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

SMA Relationship Trust

December 31, 2018

Portfolio acronyms:

ADR  American Depositary Receipt

AGC-ICC  Assured Guaranty Corporation—Insured Custody Certificates

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

CVA  Dutch Certification—Depository Certificate

COP  Certificate of Participation

DAC  Designated Activity company

ETF  Exchange Traded Fund

FGIC  Financial Guaranty Insurance Corporation

GO  General Obligation

LIBOR  London Interbank Offered Rate

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

Counterparty abbreviations:

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley Capital International

SSC  State Street Bank and Trust Co.

Currency abbreviations:

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

SMA Relationship Trust

December 31, 2018 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 to December 31, 2018.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), or program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series G, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T.

SMA Relationship Trust

December 31, 2018 (unaudited)

	Beginning account value July 1, 2018	Ending account value December 31, 2018	Expenses paid during period* 07/01/18 – 12/31/18
Series G
Actual	$1,000.00	$867.40	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series M
Actual	1,000.00	1,018.00	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series T
Actual	1,000.00	1,030.80	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the ordinary operating expenses of each Fund (excluding extraordinary litigation expenses and any acquired fund fees and expenses).

This page intentionally left blank.

SMA Relationship Trust

Statement of assets and liabilities
December 31, 2018

	Series G	Series M
Assets:
Investments, at cost
Unaffiliated issuers	$136,124,388	$237,246,579
Foreign currency	31,610	—
	$136,155,998	$237,246,579
Investments, at value
Unaffiliated issuers[1]	$127,634,858	$237,858,435
Foreign currency	31,686	—
Cash	—	700,824
Cash collateral on futures	—	—
Due from broker	—	—
Receivable for fund shares sold	1,600,233	104,993
Unrealized appreciation on forward foreign currency contracts	423,471	—
Receivable for foreign tax reclaims	324,564	—
Receivable for dividends and interest	154,807	2,853,129
Total assets	130,169,619	241,517,381
Liabilities:
Payable for cash collateral from securities loaned	2,591,141	—
Payable for fund shares redeemed	1,286,935	313,420
Unrealized depreciation on forward foreign currency contracts	291,252	—
Payable for investments purchased	129,968	3,988,986
Payable for foreign withholding taxes and foreign capital gains taxes	7,866	—
Payable for variation margin on futures contracts	—	—
Total liabilities	4,307,162	4,302,406
Net assets	$125,862,457	$237,214,975
Net assets consist of:
Beneficial interest	$175,935,376	$237,035,120
Distributable earnings (losses)	(50,072,919)	179,855
Net assets	$125,862,457	$237,214,975
Shares outstanding	14,559,245	21,420,751
Net asset value, offering and redemption proceeds per share	$8.64	$11.07

1  Includes $4,031,353, $0; $0; respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

SMA Relationship Trust

Series T
Assets:
Investments, at cost
Unaffiliated issuers	$60,444,975
Foreign currency	—
$60,444,975
Investments, at value
Unaffiliated issuers[1]	$58,153,276
Foreign currency	—
Cash	—
Cash collateral on futures	40,342
Due from broker	40,413
Receivable for fund shares sold	72,262
Unrealized appreciation on forward foreign currency contracts	—
Receivable for foreign tax reclaims	3,038
Receivable for dividends and interest	631,668
Total assets	58,940,999
Liabilities:
Payable for cash collateral from securities loaned	—
Payable for fund shares redeemed	183,271
Unrealized depreciation on forward foreign currency contracts	—
Payable for investments purchased	—
Payable for foreign withholding taxes and foreign capital gains taxes	—
Payable for variation margin on futures contracts	43,176
Total liabilities	226,447
Net assets	$58,714,552
Net assets consist of:
Beneficial interest	$66,898,460
Distributable earnings (losses)	(8,183,908)
Net assets	$58,714,552
Shares outstanding	13,279,401
Net asset value, offering and redemption proceeds per share	$4.42

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of operations
For the year ended December 31, 2018

	Series G	Series M
Investment income:
Dividends	$4,423,124	$—
Interest	33,536	5,939,170
Securities lending	5,578	—
Foreign tax withheld	(356,655)	—
Net investment income	4,105,583	5,939,170
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	9,230,495	332,658
Investments in affiliated issuers	—	—
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	(479,425)	—
Foreign currency transactions	(99,086)	—
Net realized gain	8,651,984	332,658
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(35,086,034)	(3,304,132)
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	388,415	—
Translation of other assets and liabilities denominated in foreign currency	(13,908)	—
Change in net unrealized appreciation (depreciation)	(34,711,527)	(3,304,132)
Net realized and unrealized loss	(26,059,543)	(2,971,474)
Net increase (decrease) in net assets resulting from operations	$(21,953,960)	$2,967,696

SMA Relationship Trust

Series T
Investment income:
Dividends	$279
Interest	2,610,559
Securities lending	7
Foreign tax withheld	—
Net investment income	2,610,845
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,223,606)
Investments in affiliated issuers	1,624,085
Futures contracts	23,792
Swap agreements	7,810
Forward foreign currency contracts	—
Foreign currency transactions	(1,354)
Net realized gain	430,727
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,517,288)
Futures contracts	(31,867)
Swap agreements	(12,838)
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	—
Change in net unrealized appreciation (depreciation)	(3,561,993)
Net realized and unrealized loss	(3,131,266)
Net increase (decrease) in net assets resulting from operations	$(520,421)

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of changes in net assets

	Series G		Series M
	For the years ended December 31,		For the years ended December 31,
	2018	2017	2018	2017
From operations:
Net investment income	$4,105,583	$3,665,803	$5,939,170	$5,629,644
Net realized gain	8,651,984	9,259,855	332,658	518,262
Net change in unrealized appreciation (depreciation)	(34,711,527)	23,803,142	(3,304,132)	3,720,136
Contribution from Advisor	—	11,384	—	—
Net increase (decrease) in net assets from operations	(21,953,960)	36,740,184	2,967,696	9,868,042
Total distributions[1]	(3,001,963)	(4,089,745)	(5,904,929)	(5,626,834)
From beneficial interest transactions:
Proceeds from shares sold	30,012,609	36,742,756	57,405,899	77,168,687
Cost of shares redeemed	(22,863,254)	(76,210,861)	(48,493,242)	(93,961,759)
Net increase (decrease) in net assets resulting from beneficial interest transactions	7,149,355	(39,468,105)	8,912,657	(16,793,072)
Increase (decrease) in net asset	(17,806,568)	(6,817,666)	5,975,424	(12,551,864)
Net assets:
Beginning of year	143,669,025	150,486,691	231,239,551	243,791,415
End of year	$125,862,457	$143,669,025[2]	$237,214,975	$231,239,551[2]

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended December 31, 2017, all distributions were made from net investment income.

2  Includes undistributed (distributions in excess) net investment income of $(458,237), $6,054 and $860,317, respectively.

SMA Relationship Trust

	Series T
	For the years ended December 31,
	2018	2017
From operations:
Net investment income	$2,610,845	$2,669,568
Net realized gain	430,727	934,278
Net change in unrealized appreciation (depreciation)	(3,561,993)	1,056,101
Contribution from Advisor	—	—
Net increase (decrease) in net assets from operations	(520,421)	4,659,947
Total distributions[1]	(3,479,394)	(3,416,339)
From beneficial interest transactions:
Proceeds from shares sold	25,851,737	50,050,338
Cost of shares redeemed	(38,082,423)	(71,511,892)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(12,230,686)	(21,461,554)
Increase (decrease) in net asset	(16,230,501)	(20,217,946)
Net assets:
Beginning of year	74,945,053	95,162,999
End of year	$58,714,552	$74,945,053[2]

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Years ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.39	$8.23	$8.32	$8.93	$10.19
Income (loss) from investment operations:
Net investment income[1]	0.29	0.25	0.22	0.20	0.21
Net realized and unrealized gain (loss)	(1.83)	2.20	(0.01)[2]	(0.73)	(1.29)
Net increase from payment by Advisor	—	0.00[3]	—	—	—
Net increase (decrease) from operations	(1.54)	2.45	0.21	(0.53)	(1.08)
Dividends/distributions:
From net investment income	(0.21)	(0.29)	(0.30)	(0.08)	(0.18)
Net asset value, end of year	$8.64	$10.39	$8.23	$8.32	$8.93
Total investment return[4]	(14.77)%	30.02%[5]	2.40%	(5.94)%	(10.60)%
Ratios to average net assets:
Net investment income	2.86%	2.62%	2.66%	2.26%	2.10%
Supplemental data:
Net assets, end of year (000's)	$125,862	$143,669	$150,487	$143,121	$78,554
Portfolio turnover	37%	45%	67%	52%	146%

1  Calculated using the average shares method.

2  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  During the period ended December 31, 2017, the Advisor reimbursed the Fund $11,384 for a trading error, it had no impact on the Fund's total return.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Years ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.22	$11.01	$11.23	$11.05	$10.59
Income (loss) from investment operations:
Net investment income[1]	0.27	0.28	0.30	0.32	0.31
Net realized and unrealized gain (loss)	(0.15)	0.21	(0.22)	0.18	0.47
Net increase from operations	0.12	0.49	0.08	0.50	0.78
Dividends/distributions:
From net investment income	(0.27)	(0.28)	(0.30)	(0.32)	(0.32)
Net asset value, end of year	$11.07	$11.22	$11.01	$11.23	$11.05
Total investment return[2]	1.12%	4.52%	0.68%	4.61%	7.40%
Ratios to average net assets:
Net investment income	2.48%	2.52%	2.62%	2.90%	2.87%
Supplemental data:
Net assets, end of year (000's)	$237,215	$231,240	$243,791	$237,035	$212,173
Portfolio turnover[3]	24%	40%	76%	68%	80%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Effective with the period ended Decemeber 31, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Years ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$4.67	$4.60	$4.58	$4.72	$4.52
Income (loss) from investment operations:
Net investment income[1]	0.16	0.15	0.12	0.11	0.11
Net realized and unrealized gain (loss)	(0.19)	0.12	0.05	(0.10)	0.22
Net increase (decrease) from operations	(0.03)	0.27	0.17	0.01	0.33
Dividends/distributions:
From net investment income	(0.22)	(0.20)	(0.15)	(0.15)	(0.13)
Net asset value, end of year	$4.42	$4.67	$4.60	$4.58	$4.72
Total investment return[2]	(0.59)%[3]	5.95%	3.69%	0.19%	7.47%
Ratios to average net assets:
Net investment income	3.70%	3.25%	2.56%	2.30%	2.29%
Supplemental data:
Net assets, end of year (000's)	$58,715	$74,945	$95,163	$107,494	$109,906
Portfolio turnover	55%	488%	996%	957%	788%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the period, the Fund recorded a gain of $1,624,085 from an affiliated fund that was previously liquidated. If this gain had been excluded, the total return would have been (3.27)%.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios.

The Trust has three series available for investment, each having its own investment objectives and policies: Series G, Series M and Series T (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of SMA Relationship Trust—Series M, which is classified as non-diversified for purposes of the 1940 Act. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation. Series T pursues its investment objective by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

On December 27, 2018, all of the outstanding shares of Series S were redeemed by investors. On December 28, 2018, Series S became inactive and remains inactive as of the filing of this report.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for those annual periods, and interim periods within those annual periods, that begin after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

SMA Relationship Trust

Notes to financial statements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap

SMA Relationship Trust

Notes to financial statements

companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by a Fund to meet its obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

SMA Relationship Trust

Notes to financial statements

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than

SMA Relationship Trust

Notes to financial statements

valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund's Portfolio of investments.

Investments

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

SMA Relationship Trust

Notes to financial statements

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

SMA Relationship Trust

Notes to financial statements

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At December 31, 2018, the Funds did not hold any options written.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

SMA Relationship Trust

Notes to financial statements

Forward foreign currency contracts: The Funds, except Series M, may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

SMA Relationship Trust

Notes to financial statements

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

SMA Relationship Trust

Notes to financial statements

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2018.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2018 is reflected in the Statement of assets and liabilities.

At December 31, 2018, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Foreign exchange risk	Total
Series G
Forward foreign currency contracts	$423,471	$423,471

Liability derivatives2

	Foreign exchange risk	Total
Series G
Forward foreign currency contracts	$(291,252)	$(291,252)

SMA Relationship Trust

Notes to financial statements

During the year ended December 31, 2018, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Foreign exchange risk	Total
Series G
Net realized loss[3]
Forward foreign currency contracts	$(479,425)	$(479,425)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$388,415	$388,415

At December 31, 2018, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Total
Series T
Futures contracts	$141,506	$141,506

Liability derivatives2

	Interest rate risk	Total
Series T
Futures contracts	$(184,800)	$(184,800)

During the year ended December 31, 2018, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Credit risk	Total
Series T
Net realized gain[3]
Futures contracts	$23,792	$—	$23,792
Swap agreements	—	7,810	7,810
Change in net unrealized appreciation (depreciation)[4]
Futures contracts	(31,867)	—	(31,867)
Swap agreements	$—	$(12,838)	$(12,838)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally

SMA Relationship Trust

Notes to financial statements

cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At December 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Series G

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$423,471	$(291,252)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$423,471	$(291,252)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
CIBC	$9,493	$—	$—	$9,493
HSBC	24,533	(1,401)	—	23,132
JPMCB	22,818	(9,113)	—	13,705
MSCI	32,773	(3,390)	—	29,383
SSC	333,854	(262,318)	—	71,536
Total	$423,471	$(276,222)	$—	$147,249

SMA Relationship Trust

Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
CITI	$(15,030)	$—	$—	$(15,030)
HSBC	(1,401)	1,401	—	—
JPMCB	(9,113)	9,113	—	—
MSCI	(3,390)	3,390	—	—
SSC	(262,318)	262,318	—	—
Total	$(291,252)	$276,222	$—	$(15,030)

At December 31, 2018, Series T's derivative assets and liabilities were not subject to MNAs.

Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Funds) pays all ordinary operating expenses, interest expense, and commitment fees, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2018, if any, have been included near the end of each Fund's Portfolio of investments.

During the period ending December 31, 2018, SMA Series T recorded a gain of $1,624,085 from an affiliated fund that was previously liquidated. The Fund recorded the gain once it was reasonably certain of both the amount and nature of the gain. This amount is disclosed in the Statement of operations as realized gain on Investment in affiliated issuers. This gain related to class action payments received by the previously liquidated fund. Gains of this type are infrequent to the Fund and are not expected to reoccur. If this gain had not occurred, the Fund's performance would have been lower than reported.

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Funds' lending agent.

SMA Relationship Trust

Notes to financial statements

At December 31, 2018, Series G had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$4,031,353	$2,591,141	$1,597,721	$4,188,862	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at December 31, 2018 was $2,591,141. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $125 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization.

For the period ended December 31, 2018, the following Funds had borrowing as follows:

Fund	Average daily amount of borrowing outstandng	Days outstanding	Interest expense*	Weighted average annualized interest rate
Series G	$1,382,680	1	$135	3.506%
Series M	514,113	1	47	3.316

*  Interest expense is the responsibility of the Advisor. At December 31, 2018, Series G had a receivable from the Advisor of $135 for interest expense paid on behalf of the Advisor.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2018, there were no recaptured commissions.

SMA Relationship Trust

Notes to financial statements

Purchases and sales of securities

For the period ended December 31, 2018, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases		Sales
Series G	$57,651,091		$50,922,308
Series M	65,128,305	*	53,552,222	*
Series T	37,285,759		48,443,044

*  The calculation of the purchases and sales proceeds excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

	Year ended December 31, 2018
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series G	3,065,697	(2,327,910)	737,787
Series M	5,225,966	(4,409,819)	816,147
Series T	5,813,042	(8,595,195)	(2,782,153)
	Year ended December 31, 2017
Fund	Shares sold	Shares repurchased	Net decrease in shares outstanding
Series G	4,129,872	(8,601,021)	(4,471,149)
Series M	6,925,626	(8,468,603)	(1,542,977)
Series T	10,806,068	(15,409,775)	(4,603,707)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2018 and December 31, 2017 were as follows:

	2018
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total Distributions paid
Series G	$—	$3,001,963	$—	$3,001,963
Series M	5,787,999	116,930	—	5,904,929
Series T	—	3,479,394	—	3,479,394

SMA Relationship Trust

Notes to financial statements

	2017
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total Distributions paid
Series G	$—	$4,089,745	$—	$4,089,745
Series M	5,580,015	46,819	—	5,626,834
Series T	—	3,416,339	—	3,416,339

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2018 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
Series G	$137,859,539	$8,319,555	$(18,521,542)	$(10,201,987)
Series M	237,246,579	1,971,765	(1,359,909)	611,856
Series T	60,446,890	220,712	(2,514,326)	(2,293,614)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives and mark-to-market of passive foreign investment companies.

At December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Total
Series G	$—	$392,839	$(40,255,212)	$(10,210,546)	$(50,072,919)
Series M	40,295	—	(472,296)	611,856	179,855
Series T	—	9,641	(5,899,935)	(2,293,614)	(8,183,908)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2018, the following Funds had post-enactment net capital losses that will be carried forward indefinitely as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$40,255,212	$—	$40,255,212
Series M	472,296	—	472,296
Series T	1,410,079	4,489,856	5,899,935

During the fiscal year ended December 31, 2018, the following Funds utilized capital loss carryforwards to offset current capital gains:

SMA Relationship Trust

Notes to financial statements

Fund	Amount
Series G	$8,314,157
Series M	332,658
Series T	370,288

During the fiscal year ended December 31, 2018, the following Funds had capital loss carryforwards expire un-utilized:

Fund	Amount
Series T	$21,332,904

At December 31, 2018, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds' net assets as follows:

Fund	Distributable earnings (losses)	Beneficial interest
Series T	$21,332,904	$(21,332,904)

These differences are primarily due to the expiration of capital loss carryforwards.

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2018, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2018, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of
SMA Relationship Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SMA Relationship Trust (the "Trust") (comprising SMA Relationship Trust—Series G, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T (collectively referred to as the "Funds")), including the portfolio of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising SMA Relationship Trust at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
March 1, 2019

SMA Relationship Trust

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Long-term capital gains	Foreign tax credit
Series G	$—	$—	$300,017

Also, for the fiscal year ended December 31, 2018, the foreign source income for information reporting purposes for Series G was $4,306,255.

For the taxable year ended December 31, 2018, Series G designated $3,921,885 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in each of the Funds.

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Supplemental information (unaudited)

Trustee and officer information

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Independent Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Adela Cepeda; 60 PFM Financial Advisors LLC 222 N. LaSalle Street Suite 910 Chicago, IL 60601	Trustee	Since 2004	Ms. Cepeda is managing director at PFM Financial Advisors LLC (since 2016). Prior to joining PFM Financial Advisors LLC, From 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008).

Abbie J. Smith; 65 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and also a member of the audit committee (since May 2017), Ms. Smith was also chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (128 Portfolios).

SMA Relationship Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Frank K. Reilly; 83 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairman and Trustee	Since 2003	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidaries of Discover Financial Services, and Mr. Reilly is chairman of the audit committee for both banks.

J. Mikesell Thomas; 68 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and president and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former president and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a trustee of three investment companies (consisting of 19 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the audit committee for NorthShore University HealthSystem, a not-for-profit healthcare organization, and a director and member, (since January 2016) of the audit committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012–October 2015), a member of the audit committee (2012–October 2015) and chairman of the investment and finance committees (2014–October 2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

SMA Relationship Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 50	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. (UBS AM—"Americas region"). She is vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 40	Vice President	December 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 61	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004, respectively). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 50	Vice President, Treasurer, and Principal Accounting Officer	Since 2006 and 2017, respectively

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun*; 40	President	Since September 2018

Mr. Lasun is an executive director and head of product development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
William Lawlor**; 31	Vice President and Assistant Secretary	Since June 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2013). Mr. Lawlor is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 52	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino***; 59	Chief Compliance Officer	Since March 2018

Mr. Pluchino is an executive director with UBS Business Solutions US LLC (since 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 15 investment companies (consisting of 69 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders**; 53	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 34	Vice President and Assistant Secretary	Since June 2018

Mr. Stacy is an executive director (effective March 2019, prior to which he was a director) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region Mr. Stacey was a legal associate with the Chicago-based investment manager of HFR Asset Management, LLC from 2009 through January 2015. Mr. Stacey is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller**; 57	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 10 investment companies (consisting of 64 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

***  This person's business address is 787 Seventh Avenue, New York, NY 10019.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

Trustees

Frank K. Reilly
Chairman

Adela Cepeda

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Igor Lasun
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©2018 UBS Asset Management (Americas), Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S303

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)   Audit Fees:

For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $114,328 and $134,402, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)   Audit-Related Fees:

In each of the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $7,568 and $26,968, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2018 and 2017 semiannual financial statements, (2) agreed upon procedures for the Funds’ fiscal year ended 2016.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)   Tax Fees:

In each of the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $17,217 and $38,558 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns, assistance with excise tax distribution requirements and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)   All Other Fees:

In each of the fiscal years ended December 31, 2018 and December 31, 2017, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)   (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)   To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)   To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c)   To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust, when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d)   To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)   To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2)     Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31,

2018 and December 31, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)    For the fiscal year ended December 31, 2018, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)   For the fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed by E&Y of $222,025 and $149,026, respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2018	2017
Covered Services	$24,785	$65,526
Non-Covered Services	$197,240	$83,500

(h)   The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.  Exhibits.

(a)     (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)    (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)   (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(a)    (4) Change in the registrant’s independent public accountant - not applicable to the registrant.

(b)     Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)     Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 11, 2019

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 11, 2019